                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) April 22, 1999

                               IOS CAPITAL, INC.
            (Exact name of registrant as specified in its charter)



       DELAWARE                       File No. 0-20405           23-2493042
------------------------------        ----------------         --------------
(State or other jurisdiction          (Commission File         (IRS Employer
     of incorporation)                     Number)             Identification
                                                                  Number)


                    1738 Bass Road, Macon, Georgia       31210
                    ------------------------------       -----
             (Address of principal executive offices)  (Zip Code)


                                (912) 471-2300
              Registrant's telephone number, including area code:



                                Not Applicable
                -----------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
         ------------

     A press release issued by the Registrant's parent, IKON Office Solutions, Inc. ("IKON"), dated April 22, 1999, regarding the appointment of William S. Urkiel as IKON's Chief Financial Officer and Senior Vice President, is attached.

     A press release issued by IKON dated April 28, 1999, regarding IKON's financial results for the period ended March 31, 1999, including unaudited consolidated statements of income for the three months ended March 31, 1999 and the six months ended March 31, 1999, is attached.


     This Report includes or incorporates by reference information which may constitute forward-looking statements within the meaning of the federal securities laws. Although the Registrant believes the expectations contained in such forward-looking statements are reasonable, it can give no assurances that such expectations will prove correct. Such forward-looking information is based upon management's current plans or expectations and is subject to a number of risks and uncertainties that could significantly affect current plans, anticipated actions and the Registrant's and/or IKON's future financial condition and results. These risks and uncertainties, which apply to both the Registrant and IKON, include, but are not limited to, risks and uncertainties relating to conducting operations in a competitive environment; delays, difficulties, management transitions and employment issues associated with consolidation of, and/or changes in business operations; managing the integration of existing and acquired companies; risks and uncertainties associated with existing or future vendor relationships; and general economic conditions. Certain additional risks and uncertainties are set forth in the Registrant's 1998 Annual Report on Form 10-K filed with the Securities and Exchange Commission. As a consequence of these and other risks and uncertainties, current plans, anticipated actions and future financial condition and results may differ materially from those expressed in any forward-looking statements made by or on behalf of the Registrant.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

c. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:


        (99)   IKON's Press Release dated April 22, 1999

        (99.1) IKON's Press Release dated April 28, 1999
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                                   SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          IOS CAPITAL, INC.



                                          By:  /s/ Harry Kozee
                                              ----------------
                                                   Harry Kozee
                                                   Vice President - Finance



Dated:  May 4, 1999